STOCK OPTION AGREEMENT
                             ----------------------

     This Stock Option Agreement (the "Option") effective as of date executed by Optionor below, is by and between Brian Hodgson, hereinafter collectively referred to as (the "Optionor") and ZiaSun Technologies, Inc., a Nevada Corporation, hereinafter referred to as ("the Company" or the "Optionee").

                                    Recitals
                                    --------

     A. Whereas, the Optionor has acquired a minimum of 50,000 shares of Common Stock, $.001 Par Value of ZiaSun Technologies, Inc., a Nevada Corporation, in a stock for stock exchange pursuant to the terms of that certain Acquisition Agreement and Plan of Reorganization between the parties.

         B. Whereas, the purpose of this Option is to provide the Company an Option to purchase from the Optionor, up to 50,000 shares of the Common Stock of the Company owned by Optionor, at an exercise price of $3.00 per share, for a period of one (1) year, in the event that Asia4sale.com, Ltd., a Hong Kong Registered Company ("Asia4sale"), has failed to reach positive cash flow by September 30, 2000.

     C. Whereas, in order to provide for the efficient separation between the parties in the event that Asia4sale has failed to reach positive cash flow by September 30, 2000, the Optionor desires to grant to the Optionee an option with respect to up to 50,000 shares of the Common Stock of the Company owned by the Optionor, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration for the mutual covenants, promises and the Option set forth herein, the parties agree as follows:

     1. Grant of Option. The Optionor hereby grants to the Optionee an irrevocable option (the "Option") to purchase up to a cumulative total of 50,000 shares of the Common Stock, $0.001 Par Value per share of ZiaSun Technologies, Inc., a Nevada Corporation, owned by the Optionor (the "Shares"), at an exercise price of $3.00 per share, as set forth below.

     2. Time and Manner of Exercise of Option. The Option may be exercised by the Optionee, at any time within a period of one (1) year from the date of this Option, in the event that Asia4sale has failed to reach positive cash flow by September 30, 2000.

     3. Termination of Option. The Option shall terminate at 5:00 p.m., Pacific Standard Time, one (1) year following the execution of this Option.

     4. Conditions to Sale. The obligation of the Optionor to sell the Shares to Optionee hereunder is subject to the conditions, that (a) all information and payment for such Shares shall have been received by the Optionor with the Exercise Notice; and (b) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such sale shall be in effect.

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     5. Representations and Warranties of the Optionor.

     (a) The Optionor represents and warrants to Optionee that execution and delivery of this Option by the Optionor and the consummation of the transactions contemplated hereby have been duly authorized on their part.

     (b) This Option when duly executed and delivered by the Optionor, constitutes a valid and binding obligation of the Optionor and, assuming this Option constitutes a valid and binding obligation of Optionee, is enforceable against the Optionor in accordance with its terms.

     (c) Upon delivery of the Shares to Optionee upon the exercise of the Option, Optionee will acquire the Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever.

     6.  Representations  and  Warranties  of  Optionee.   The  Optionee  hereto
represents and warrants to the Optionor that:

     (a) Such Optionee has the authority to enter into this Option and to carry out its obligations hereunder;

     (b) The execution and delivery of this Option by each such Optionee and the consummation by Optionee of the transactions contemplated hereby have been duly authorized by any party to which Optionee is required to obtain authorization;

     7. Adjustment Upon Changes in Capitalization. Without limitation contained in this Option in the event of any change in Company common stock by reason of stock dividends, split-ups, reverse splits, mergers (including the Merger), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option, and the purchase price per share provided in Section 1, shall be adjusted appropriately to restore to Optionee to its rights hereunder.

     8. Binding Effect; No Assignment; No Third Party Beneficiaries. This Option shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Option, neither this Option nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party. Nothing contained in this Option, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Option.

     9. Entire Agreement. This Option constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

     10. Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

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     11. Validity.  The invalidity or  unenforceability of any provision of this
Option shall not affect the validity or enforceability of the other provisions of this Option, which shall remain in full force and effect. In the event any court or other competent authority holds any provisions of this Option to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Option in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof. Each party agrees that, should any court or other competent authority hold any provision of this Option or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Option or part hereof as the result of such holding or order.

     12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered personally, or (ii) sent by reputable overnight courier service, or (iii) telecopied (which is confirmed), or (iv) five days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to the Company or Optionee, addressed to it at:
                  --------------------------------------------------
                  Mr. Anthony Tobin, President
                  ZiaSun Technologies, Inc.
                  12707 High Bluff Drive
                  2nd Floor
                  San Diego, California 92130

                  With copy to Counsel, addressed to:
                  -----------------------------------
                  George G. Chachas, Esq.
                  Wenthur & Chachas
                  4180 La Jolla Village Drive
                  Suite 500
                  La Jolla, California 92037

                  If to Optionor, addressed to them at:
                  -------------------------------------
                  Brian Hodgson
                  1st Floor, 67 Pak Wai,
                  Sai Kung,
                  New Territories,
                  Hong Kong

     13. Governing Law; Choice of Forum. This Option shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State and without regard to its choice of law principles. All parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the

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State of  California  or any  California  state  court in the event any  dispute arises out of this Option or any of the transactions contemplated by this Option, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Option or any of the transactions contemplated by this Option in any court other than a federal court sitting in the State of California or a California state court.

     14. Counterparts. This Option may be executed in one or more counterparts, all of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

     15. Facsimile Signatures. It is expressly agreed that the parties may execute this Option via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

     16. Amendments; Waiver. This Option may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

     IN WITNESS WHEREOF, the parties hereto have caused this Option to be executed as of the date first above written.

                                  OPTIONOR

                                  /S/ Brian Hodgson
                                  ------------------------------------
                                  Brian Hodgson

                                   OPTIONEE


                                   ZIASUN TECHNOLOGIES, INC.
                                   A Nevada Corporation


Dated: June 16, 1999               /S/ Anthony Tobin
                                   ------------------------------------
                                   By:  Anthony Tobin
                                   Its:  President


Dated: March 25, 1999              /S/ Jennifer McMinn
                                   ------------------------------------
                                   By:  Jennifer C. McMinn
                                   Its:  Secretary

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